UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  October 17, 2023

BITNILE METAVERSE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40701	30-0680177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX 78215

(Address of principal executive offices) (Zip Code)

(800) 762-7293

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BNMV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to the Rights of Security Holders.

The information contained in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 16, 2023, the BitNile Metaverse, Inc. (the “Company”) amended its Articles of Incorporation by filing a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of Nevada to increase the total number of authorized shares of common stock, par value $0.001 per share (“Common Stock”), from 3,333,333 to 500,000,000. The Certificate of Amendment was authorized by the Board of Directors on August 25, 2023, and the amendment to the Company’s Articles of Incorporation was approved by the Company’s shareholders on October 16, 2023.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Additionally, on October 16, 2023, the Company held a Special Meeting of Shareholders (the “Meeting”). As of September 15, 2023, the record date for the Meeting, the Company had outstanding and entitled to vote 2,359,423 shares of Common Stock and 11,827 shares of its outstanding Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”), which together constitute all of the outstanding voting capital stock of the Company.

At the Meeting, the shareholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 13, 2023. At the Meeting, shareholders approved proposals 1, 2, 3, 4 and 5 and rejected proposal 6, all of which were presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s shareholders.

Proposal One: Approval of the amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to October 15, 2024, with the exact ratio to be set at a whole number within this range as determined by the Company’s Board of Directors in its sole discretion.

For	Against	Abstain	Broker Non-Votes
1,304,671	215,456	1,938	0

Proposal Two: Approval of the amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000.

For	Against	Abstain	Broker Non-Votes
1,291,890	229,120	1,055	0

Proposal Three: Approval for purposes of complying with Listing Rules 5635 and 5640 of The Nasdaq Stock Market, LLC, of the issuance by the Company of additional shares of the Common Stock underlying the Company’s Series A Preferred Stock, pursuant to the amendment dated May 8, 2023 to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein.

For	Against	Abstain	Broker Non-Votes
142,302	59,564	2,492	1,101,516

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Proposal Four: Approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, of the issuance by the Company of additional shares of Common Stock underlying the Company’s Senior Secured Convertible Notes and Warrants issued pursuant to the Securities Purchase Agreement dated April 27, 2023.

For	Against	Abstain	Broker Non-Votes
364,045	55,659	845	1,101,516

Proposal Five: Approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, of the issuance by the Company of additional shares of the Common Stock under an Equity Line of Credit pursuant to a Purchase Agreement dated August 24, 2023.

For	Against	Abstain	Broker Non-Votes
366,175	53,500	874	1,101,516

Proposal Six: Approval of the reincorporation of the Company from Nevada to Delaware at any time prior to October 15, 2024.

For	Against	Abstain	Broker Non-Votes
376,780	37,096	6,673	1,101,516

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment of Articles of Incorporation, as amended, of BitNile Metaverse, Inc., effective October 16, 2023.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

October 17, 2023	BitNile Metaverse, Inc.

	By:	/s/ Henry Nisser
Henry Nisser
President and General Counsel

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